U.S. GOVERNMENT SECURITIES FUND
11 HANOVER SQUARE
NEW YORK, NY 10005
1-888-847-4200

AMERICAN STOCK EXCHANGE SYMBOL:
BBM


                                                            February 12, 1998

Fellow Shareholders:

        We are pleased to report that the Fund's total return, based on the change in market price of the shares on the American Stock Exchange and dividends, was +6.38% for the six months ended December 31, 1997, the first half of the Fund's fiscal year, and approximately 6.28% so far in 1998. On a net asset value basis, the gain was +4.60% and 1.68%, respectively. The Fund's current net asset value per share is $15.10. With a recent closing market price on the Exchange of $13.75 per share, we believe this represents an opportunity to purchase shares at an attractive discount from their underlying value.

               DIVIDEND DISTRIBUTION INCREASE REFLECTS NEW POLICY

        We are also pleased to report that beginning with the fourth quarter of 1997, the Fund's quarterly dividend distribution was increased to $.30 per share from $.19 previously. This substantial increase is a result of the Fund's Board of Directors recently adopting a managed 8% distribution policy. The policy is intended to provide shareholders with a stable cash flow and eliminate or reduce the amount by which net asset value per share exceeds the market price. Quarterly distributions of 2% of the Fund's net asset value per share (8% on an annual basis) will be paid primarily from ordinary income and any capital gains with the balance coming from return of capital. We believe shares of the Fund are a sound value for safety conscious income oriented investors.

                               REVIEW AND OUTLOOK

        During the second half of 1997, investors in fixed income markets had to reconcile the lowest rates of unemployment seen in a generation with significant declines in intermediate and long term yields. The resolution to this apparent contradiction was found in extremely low levels of inflation, the decline in the Federal deficit, and purchases of U.S. Government securities as both a safe haven from global financial turmoil and in anticipation of an economic slowdown.

        The decline in rates began slowly during the summer and accelerated during the fall, as the Asian financial crisis took center stage. Thirty year U.S. Treasury bonds began the second half yielding 6.90%, and closed the year yielding 5.97%. This decline of almost a full percentage point was not duplicated in short maturities. Three month Treasury bill yields spent most of the second half in a range around their 5.17% average, reaching a low of 4.90% in late October due to a "flight to quality" at the height (so far) of the Asian crisis, and increased to 5.47% at year end.

        Many economists believe that a neutral monetary stance, which will cause the economy to neither accelerate nor slow down, will result from a Federal Funds rate between 1.5 and 2.0 percentage points above the rate of inflation. Over the past year, the four most widely used measures of inflation ranged from -1.2% for the overall Producer Price Index, to +2.2% for the Core Consumer Price Index. Using the highest measure of inflation, 2.2%, and the widest measure of monetary neutrality, 2.0%, implies a neutral rate of 4.2%. We continue to believe that with the Federal Funds rate currently at 5.5%, monetary policy at this time is restrictive. Accordingly, we expect that the next move by the Federal Reserve will be to lower the rate toward a more neutral stance. It is noteworthy that Treasury securities with maturities as long as ten years have recently yielded less than the 5.5% overnight Federal Funds rate and that the yield on Treasury two year notes has been 0.375% less, reflecting market expectations of lower interest rates.

        Another reason interest rates declined in 1997 was the improvement in the Federal Budget. In 1997, the Federal deficit was $22 billion, down from $107 billion in 1996. As we have noted before, the demand for Treasury securities remains high, while the supply continues to decline. The possibility of a budget surplus in 1998 also supports lower interest rates.

        We recognize that many market observers remain concerned that current low levels of unemployment might lead to higher interest rates. We continue to believe, however, that competitive price pressures will prevent producers from passing on increased labor costs, and that they will absorb such costs through reduced profit margins and/or by increases in productivity. We anticipate low inflation, declining inflation premiums, somewhat lower interest rates, and rising bond prices ahead.

                        AN EASY WAY TO GROW YOUR ACCOUNT

        The Fund's Dividend Reinvestment Plan provides an attractive opportunity to add to your holdings, particularly since the Fund's quarterly dividends are reinvested without charge at the net asset value per share or market price, whichever is lower.



        At the Annual Stockholders Meeting held November 20, 1997, the Fund's slate of directors was elected and the selection of Tait, Weller & Baker as the Fund's independent accountants was ratified. We appreciate your support and look forward to continuing to serve your investment needs.

                                                     Sincerely,



        Thomas B. Winmill                           Steven A. Landis
        President                                   Senior Vice President
                                                    Portfolio Manager

BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1997 (UNAUDITED)



PRINCIPAL                                                               MARKET
AMOUNT                                                                  VALUE

             U.S. GOVERNMENT OBLIGATIONS (45.8%)
$1,000,000   U.S. Treasury Note, 5.75%, due 10/31/02.................$ 1,001,563
 3,825,000   U.S. Treasury Note, 6.125%, due 8/15/07...................3,932,582
 1,400,000   U.S. Treasury Note, 6.25%, due 11/15/27 ..................1,438,938
             Total U.S. Government Obligations (cost:  $6,329,594).....6,373,083

             U.S. GOVERNMENT AGENCIES (54.2%)
 2,000,000   Federal National Mortgage Assn., 6.08%, due 9/25/00.......2,011,990
   779,616   Government National Mortgage Assn., 6.50%,
                       due7/15/08........................................784,001
 1,944,595   Government National Mortgage Assn., 7.0%, due 11/15/10....1,983,487
   654,810   Government National Mortgage Assn., 7.0%, due 6/15/23.......660,540
   116,606   Government National Mortgage Assn., 7.0%, due 5/15/24.......117,626
   950,246   Government National Mortgage Assn., 8.0%, due 5/15/26.......986,474
   978,841   Government National Mortgage Assn., 7.25%, due 1/15/27......995,512
             Total U.S. Government Agencies (cost:  $7,392,808)........7,539,630

   TOTAL INVESTMENTS (COST:  $13,722,402 ) (100.0%)................. $13,912,713



STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)

ASSETS:
 Investments at market value (cost: $13,722,402) (note 1).....     $13,912,713
 Cash       ......................................................      21,153
 Collateral for securities loaned, at market value (note 4).....     2,636,156
 Interest receivable..............................................     174,215
 Other assets.........................................................     959
        Total assets...........................................     16,745,196
LIABILITIES:
 Payables:
    Borrowings - reverse repurchase
      agreement......................................................3,091,213
    Interest..........................................................     632
    Collateral for securities loaned (note 4)........................2,636,156
 Accrued expenses.......................................................18,478
 Accrued management fees ................................................6,570
    Other liabilities....................................................6,778
        Total liabilities............................................5,759,827
NET ASSETS: (applicable to 739,664 outstanding shares:
      250,000,000 shares of $.01 par value authorized).............$10,985,369

NET ASSET VALUE PER SHARE:($10,985,369 /
 739,664 shares outstanding)............................................$14.85
At December 31, 1997, net assets consisted of:
 Paid-in capital...................................................$13,315,408
 Accumulated deficit in net investment income.........................(178,604)
 Accumulated net realized losson investments........................(2,341,746)
 Net unrealized appreciation on investments...........................(190,311)
                                                ...................$10,985,369

STATEMENT OF OPERATIONS
For the Six Months Ended Ended December 31, 1997 (Unaudited)

INVESTMENT INCOME:
 Interest   .............................................             $426,584

EXPENSES:
 Professional (note 3)..................................................81,526
 Interest   ...............................................             54,281
 Investment management (note 3).........................................38,957
 Printing   ...............................................             24,681
 Transfer agent.........................................................13,106
 Custodian..............................................................12,098
 Registration (note 3)...................................................4,335
 Directors .................................................             3,781
 Miscellaneous..........................................................12,739
    Expenses.........................................................  245,504
      Net investment income ...........................................181,080

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from security transactions..........................178,444
 Unrealized appreciation of investments during the period..............138,753
    Net realized and unrealized gain on investments....................317,197
    Net increase in net assets resulting from operations..............$498,277

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1997 (Unaudited) and for the Year Ended June 30, 1997


                                                    DECEMBER 31,      JUNE 30,
                                                       1997            1997
OPERATIONS:
   Net investment income                            $181,080          $526,240
   Net realized gain (loss)
   from security transactions                        178,444           (61,091)
   Unrealized appreciation of investments
   during the period                                 138,753           153,626
   Net change in net assets resulting
   from operations                                   498,277           618,775
   Subtractions from paid in capital (note 6)        (39,253)          (73,428)
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income
   ($.49 and $.71 per share, respectively)          (359,684)         (533,200)
CAPITAL SHARE TRANSACTIONS:
   Change in net assets resulting from capital
   share transactions (a) (note 6)                    94,825        (2,256,179)
   Total increase (decrease) in net assets           194,165        (2,244,032)

NET ASSETS:
   Beginning of period                              10,791,204      13,035,236
   End of period (including accumulated
   deficit in net investment
   income of ($178,604) at December 31, 1997)      $10,985,369     $10,791,204


See accompanying notes to financial statements.


                                 DECEMBER 31, 1997           JUNE 30, 1997
                                SHARES        VALUE       SHARES       VALUE
Shares sold                       -             -         8,064       $118,784
Shares issued in
reinvestment of distributions   7,325        $94,825      17,044       228,039
Shares redeemed                   -             -       (176,926)   (2,603,002)
      Net decrease              7,325        $94,825    (151,818)  $(2,256,179)



                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The investment objective of the Fund is to provide investors with a high level of income, liquidity, and safety of principal. The Fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1997, the Fund had an unused capital loss carryforward of approximately $2,508,000, of which $1,716,000 expires in 1998, $361,000 in 2003, $202,000 in 2004 and
$229,000 in 2005. Based on Federal income tax cost of $13,722,402, gross unrealized appreciation and gross unrealized depreciation were $212,503 and $22,192, respectively at December 31,1997.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former distributor. The Fund reimbursed the Investment Manager $1,909 for providing certain administrative and accounting services at cost for the six months ended December 31, 1997. The Annual Meeting of Shareholders ("Annual Meeting") of the Fund was held on November 20, 1997 pursuant to notice given to all shareholders of record at the close of business on October 1, 1997. At the Annual Meeting, shareholders were asked to elect directors to serve for a specified term and to ratify the selection by the Board of Directors of the Fund's independent auditors. Shareholders elected Frederick A. Parker, Jr., Douglas Wu, Mark C. Winmill, Thomas B. Winmill and Bassett S. Winmill Directors of the Fund with 262,816.53, 262,816.53, 261,964.53, 261,661.53, and 261,661.53
shares, respectively, voting in favor of election, and 6,526.43, 6,526.43, 7,378.43, 7,681.43 and 7,681.43 shares, respectively, voting to abstain. Shareholders did not elect Kenneth P. Liesegang, Brad Orvieto, Bruno A. Sniders, Donald R. Chambers and George W. Karpus. They received 205,281.64, 205,281.64, 205,281.64, 205,281.64 and 205,281.64 shares, respectively, voting in favor of their nomination, and 4,171.71, 4,171.71, 4,171.71, 4,171.71, and 4,171.71,
shares, respectively, voting to abstain. Additionally, shareholders ratified the selection of Tait, Weller & Baker as the Fund's independent auditors with 258,580.68 shares voting in favor of ratification, 4,072.36 shares voting against ratification and 6,689.92 shares voting to abstain.

(4) Purchases and proceeds of sales of U.S. government obligations other than short term investments aggregated $12,577,579 and $12,434,379, respectively, for the six months ended December 31, 1997. As of December 31, 1997, the Fund loaned securities having a value of $2,593,965 and received cash of $2,636,156 for the loan.

(5) The Fund has a committed bank line of credit. At December 31, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the six months ended December 31, 1997, the weighted average interest rate was 6.03% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $1,785,252.

(6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $112,700 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.


                                                                              Years Ended June 30
                                                          Six Months
                                                          Ended
                                                          Dec 31,
                                                            1997        1997         1996        1995        1994        1993
                                                            ----        ----         ----        ----        ----        ----
PER SHARE DATA
Net asset value at beginning of period                    $14.74      $14.74        $15.20      $14.63      $15.53      $14.80
Income from investment operations:
   Net investment income                                    .25         .70          .64         .73         .78          .78
   Net realized and unrealized gain (loss)
   on investments                                           .35          .01        (.46)        .60        (1.03)        .75
   Total from investment operations                         .60          .71         .18         1.33        (.25)       1.53
Less distributions:
   Distributions from net investment income                (.49)        (.71)       (.64)       (.76)        (.65)       (.80)
   Increase(decrease)in net asset value                     .11           -         (.46)        .57         (.90)        .73
Net asset value at end of period                          $14.85      $14.74        $14.74      $15.20      $14.63      $15.53
Per share market value at end of period                   $12.94      $12.63
TOTAL RETURN ON NET ASSET VALUE BASIS                       4.60%       5.58%        1.18%       9.40%      (1.76)%      10.75%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)               $10,985     $10,791      $13,035      $16,377     $17,777     $22,636
Ratio of expenses to average net assets (a)(b)             3.35%**      1.94%        2.10%       2.00%       1.85%        1.91%
Ratio of net investment income to average net
assets (c)                                                 4.13%**      4.68%        4.25%       4.96%       4.16%        5.38%
Portfolio turnover rate                                      93%        246%         762%        482%         261%         176%


(a) The ratio for the year ended June 30, 1997 after custodian fee credits was 1.88%. Prior to July 1,1996, there was no reduction of custodian fees.
(b) Ratio including interest expense was 4.30%** for the six months ending December 31, 1997.
(c) Ratio including interest expense was 3.18%** for the six months ending December 31, 1997.
*    Unaudited.
**   Annualized.


U.S. GOVERNMENT SECURITIES FUND
11 HANOVER SQUARE
NEW YORK, NY 100051-888-847-4200

U.S. GOVERNMENT SECURITIES FUND
AMERICAN STOCK EXCHANGE SYMBOL:BBG

SEMI-ANNUAL REPORT
DECEMBER 31, 1997